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                                                                    EXHIBIT 10h2

Schedule identifying substantially identical agreements, among Fortune Brands, Inc. ("Fortune") and The Chase Manhattan Bank, et al., establishing a trust in favor of each of the following persons, to the Agreement constituting Exhibit 10h1 to the Annual Report on Form 10-K of Fortune for the Fiscal Year ended December 31, 2001.


                                   Name

                              Mark Hausberg
                              Craig P. Omtvedt
                              Mark A. Roche
                              Norman H. Wesley